EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Stockholders of Vermont Pure Holdings, Ltd.
Randolph, Vermont


We consent to the  incorporation  by reference  in  Registration  Statement  No.
33-95908 on Form S-8 of Vermont Pure Holdings, Ltd. of our report, dated December 14, 2001, appearing in the Annual Report on Form 10-K of Vermont Pure Holdings, Ltd. for the year ended October 31, 2001.


                                                 /s/Feldman Sherb & Co. P.C.
                                                     ---------------------------
                                                    Feldman Sherb & Co. P.C.
                                                    Certified Public Accountants
New York, New York
December 14, 2001